SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MAY 9, 1996


                        RECOTON CORPORATION
               (Exact name of registrant as specified in charter)


    NEW YORK                  0-5860            11-1771737
(State or other jurisdic-   (Commission     (IRS Employer
tion of incorporation)     File Number)    Identification No.)

         2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA   32746
    (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  407-333-8900

                                N.A.
    (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

     On January 3, 1996, International Jensen Incorporated ("Jensen") and Recoton Corporation ("Recoton") jointly announced that Recoton had agreed to acquire Jensen pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). A copy of the Merger Agreement was filed with the Securities and Exchange Commission ("SEC") on or about January 12, 1996. On January 30, 1996, the Merger Agreement was amended and restated (the "Amended and Restated Merger Agreement") and a copy of the Amended and Restated Merger Agreement was filed by Recoton with the SEC on or about February 9, 1996. On May 1, 1996 the Merger Agreement was further amended and restated (the "Second Amended and Restated Merger Agreement") and certain other related agreements were entered into between Recoton and/or Jensen or other parties at or about the same time. Copies of the Second Amended Merger Agreement and certain related agreements were filed by Recoton with the SEC on or about May 8, 1996. On May 10, 1996 the Merger Agreement was further amended and restated (the "Third Amended and Restated Merger Agreement") and certain of the related agreements also were amended and restated. This Form 8-K is being made for the purpose of filing the Third Amended and Restated Merger Agreement which is included herewith as Exhibit 2.1 and the other amended and restated agreements entered into between Recoton and/or Jensen or other parties at or about the same time, which are included herewith as Exhibits 10.1, 10.2, 10.3, and 10.4.

     THIRD AMENDED AND RESTATED MERGER AGREEMENT.

     The Third Amended and Restated Merger Agreement differs from the Second Amended and Restated Merger Agreement in the following substantive respects:

     - The price per share offered by Recoton to the Jensen stockholders was increased to $10.00 per share, except that the price to Robert G. Shaw ("Shaw") and William Blair Leveraged Capital Fund, L.P.
          ("WBLCF")(collec tively, the "Principal Stockholders") was decreased to $8.90 per share.

     - Subject to adjustment as noted below, the percentage of Jensen common stock to be converted to Recoton common shares was increased to 44.7% and the corresponding percentage to be converted into cash was reduced to 55.3%, with the merger intended to qualify as under the prior versions of the merger agreement as a reorganization under the Internal Revenue Code and to be treated as a tax-free transaction for federal income tax purposes to the extent Recoton common shares are received in exchange for shares of Jensen common stock, subject to adjustment as noted below.

     -    The Termination Date was moved back from June 30, 1996 to July
          15, 1996.

     - The termination fee provisions were revised substantially to provide that (i) Jensen is required to pay Recoton a termination fee of $1.5 and/or documented expenses and costs of up to $2.5 million under certain circumstances and (ii) Recoton is required to pay Jensen a termination fee of $1.5 million and/or documented expenses and costs of up to $2.5 million under certain circumstances. The circumstances under which such termination fees would be payable also were revised.

     STOCK OPTION, VOTING AND SIMILAR AGREEMENTS.

     Effective as of May 1, 1996, Recoton entered into a Stock Option and Voting Agreement with WBLCF, which holds approximately 25.9% of the outstanding Jensen stock, and Recoton also entered into an agreement with Robert G. Shaw, who holds approximately 36.8% of the outstanding Jensen stock, regarding the sharing of profits upon a sale of his shares of Jensen (the "Spread Agreement").

     On May 9, 1996, Recoton and WBLCF amended and restated the Stock Option and Voting Agreement to provide an option for Recoton to purchase WBLCF's shares of Jensen Common Stock at any time until December 31, 1996 (extendable in the event of a court order) for $8.90 per share plus half of any net proceeds which Recoton receives upon the sale of such shares during the stated period to the extent the net proceeds are between $8.90 and $10.90 a share, and plus all proceeds above $10.90 a share during the stated period.

     On May 10, 1996, Recoton and Mr. Shaw amended and restated the Spread Agreement to provide that in the event a third party other than Recoton acquires Jensen, Mr. Shaw will pay Recoton half of the spread between the net proceeds per share received by Mr. Shaw, but not to exceed $10.90 per share, and $8.90 per share, subject to certain obligations of Recoton to reimburse Mr. Shaw for possible tax liabilities.

     A copy of the Amended and Restated Stock Option and Voting Agreement is attached as Exhibit 10.1 and a copy of the Amended and Restated Spread Agreement is attached as Exhibit 10.2.


     ACOUSTIC RESEARCH LICENSE AND OPTION AGREEMENT.

     Simultaneous with the execution of the Merger Agreement, Recoton and Jensen entered into the "AR Agreement," pursuant to which Recoton acquired from Jensen an exclusive world-wide license to and option to purchase all rights to, the "Acoustic Research" and "AR" trademarks (collectively, the "AR Marks"), and Jensen acquired an option to sell the AR Marks to Recoton under certain circumstances. The AR Agreement was dated as of January 3, 1996.

     On May 9, 1996, Recoton and Jensen amended the AR Agreement to provide Recoton an option to purchase the AR Marks and Jensen an option to sell the AR Marks upon termination of the Merger Agreement for $3.5 million. At the same time, Recoton, Jensen, and Vedder, Price Kaufman & Kammholz amended and restated the Escrow Agreement dated as of May 1, 1996, to reflect the reduced option prices for the AR Marks. A copy of the Amendment to the AR Agreement is attached as Exhibit 10.3 and a copy of the Amended and Restated Escrow Agreement is attached as Exhibit 10.4.

Item 7(c).  EXHIBITS.

Exhibit 2.1 Third Amended and Restated Agreement and Plan of Merger among Recoton Corporation, RC Acquisition Sub, Inc. and International Jensen Incorporated dated as of January 3, 1996, but executed on May 10, 1996.

Exhibit 10.1 Amended and Restated Stock Option and Voting Agreement between William Blair Leveraged Capital Fund, L.P. and Recoton Corporation dated as of May 1, 1996, but executed on May 9, 1996.

Exhibit 10.2 Amended and Restated Agreement between Robert G. Shaw and Recoton Corporation dated as of May 1, 1996, but executed on May 10, 1996.

Exhibit 10.3  Amendment to Exclusive World- Wide License and Option to
              Sell and Option to Purchase Proprietary Rights between Recoton Corporation and International Jensen Incorporated dated as of January 3, 1996, but executed on May 9, 1996.

Exhibit 10.4  Amended and Restated Escrow Agreement between Recoton
              Corporation, International Jensen Incorporated and Vedder, Price, Kaufman & Kammholz dated as of May 1, 1996, but executed on May 9, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              RECOTON CORPORATION
                                              By: /S/ JOSEPH H. MASSOT Name:
                                                  Joseph H. Massot Title: Vice
                                                  President, Treasurer and
                                                  Principal Accounting Officer
Dated:  May 16, 1996

                                INDEX TO EXHIBITS

EXHIBIT         DESCRIPTION

2.1 Third Amended and Restated Agreement and Plan of Merger among Recoton Corporation, RC Acquisition Sub, Inc. and International Jensen Incorporated dated as of January 3, 1996, but executed on May 10, 1996.

10.1 Amended and Restated Stock Option and Voting Agreement between William Blair Leveraged Capital Fund, L.P. and Recoton Corporation dated as of May 1, 1996, but executed on May 9, 1996.

10.2 Amended Agreement between Robert G. Shaw and Recoton Corporation dated as of May 1, 1996, but executed on May 10, 1996.

10.3 Amendment to Exclusive World- Wide License and Option to Sell and Option to Purchase Proprietary Rights between Recoton Corporation and International Jensen Incorporated dated as of January 3, 1996, but executed on May 9, 1996.

10.4 Amended and Restated Escrow Agreement between Recoton Corporation, International Jensen Incorporated and Vedder, Price, Kaufman & Kammholz dated as of May 1, 1996, but executed on May 9, 1996.